UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Global Dynamic Equity Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Global Dynamic                                               BLACKROCK
Equity Fund

ANNUAL REPORT | OCTOBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Global Dynamic Equity Fund

Portfolio Information as of October 31, 2006

--------------------------------------------------------------------------------
Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
General Electric Co. ...................................................  1.3%
Vodafone Group Plc .....................................................  1.2
American International Group, Inc. .....................................  1.2
Exxon Mobil Corp. ......................................................  1.2
Reliance Industries Ltd. ...............................................  1.1
Petroleo Braseleiro SA .................................................  1.1
Microsoft Corp. ........................................................  1.1
Millea Holdings, Inc. ..................................................  1.0
Mitsui Sumitomo Insurance Co., Ltd. ....................................  0.9
Royal Dutch Shell Plc Class B ..........................................  0.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Insurance ..............................................................  9.6%
Oil, Gas & Consumable Fuels ............................................  9.2
Commercial Banks .......................................................  8.6
Industrial Conglomerates ...............................................  4.1
Pharmaceuticals ........................................................  3.9
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
Breakdown of Equity & Fixed Income                                    Percent of
Securities By Country                                               Net Assets +
--------------------------------------------------------------------------------
United States ........................................................  40.4%*
Japan ................................................................  15.8
United Kingdom .......................................................   7.5
France ...............................................................   3.9
South Korea ..........................................................   3.9
India ................................................................   3.5
Germany ..............................................................   3.5
Brazil ...............................................................   2.5
China ................................................................   2.4
Singapore ............................................................   2.0
Italy ................................................................   1.8
Switzerland ..........................................................   1.6
Australia ............................................................   1.5
Hong Kong ............................................................   1.4
Taiwan ...............................................................   1.4
Canada ...............................................................   1.1
Sweden ...............................................................   1.0
Malaysia .............................................................   0.9
Thailand .............................................................   0.8
Netherlands ..........................................................   0.8
Mexico ...............................................................   0.6
Finland ..............................................................   0.5
Vietnam ..............................................................   0.5
Ireland ..............................................................   0.4
Norway ...............................................................   0.4
Spain ................................................................   0.4
Hungary ..............................................................   0.2
Israel ...............................................................   0.2
Belgium ..............................................................   0.2
South Africa .........................................................   0.2
New Zealand ..........................................................   0.1
Peru .................................................................   0.1
Chile ................................................................   0.0**
Austria ..............................................................   0.0**
--------------------------------------------------------------------------------
*     Includes investments in short-term securities.
**    Holdings are less than 0.1%.
+     Total may not equal 100%.


2       BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                  6-month   12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +6.11%    +16.34%
----------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +0.90     +19.98
----------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +3.77     +27.52
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +4.60     + 5.19
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +4.12     + 5.75
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      +4.66     +10.29
----------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Trustee


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006       3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided solid returns for the fiscal period, corresponding to strong performance in most developed markets, and benefited from an overweight position in Asian equities and favorable stock selection in the U.S.

How has the Fund performed since its inception in light of the existing market conditions?

From inception on November 4, 2005, through October 31, 2006, BlackRock Global Dynamic Equity Fund's (formerly Merrill Lynch Global Equity Opportunities Fund) Institutional, Investor A, Investor B and Investor C Shares had total returns of +20.51%, +20.21%, +19.31% and +19.41%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund results compared favorably with the +19.96% return of its Reference Portfolio, which comprises 60% U.S. equities and 40% non-U.S. equities, as represented by the Standard & Poor's 500 (S&P 500) Index and the Financial Times Stock Exchange (FTSE) World Index (ex-U.S.), respectively. Returns for each component of the Reference Portfolio for the period from November 4, 2005, through October 31, 2006, were +15.03% for the S&P 500 Index and +27.50% for the FTSE World Index (ex-U.S.).

For the same period, the Fund's broad market benchmark, the FTSE World Index, returned +21.24%, and its comparable Lipper category of Global Multi-Cap Growth Funds posted an average return of +18.11%. (As defined by Lipper, funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one range over an extended period of time.)

While U.S. stocks, as measured by the S&P 500 Index, returned +15.03% for the period, the MSCI Europe Index and the MSCI Pacific Index gained 28.85% and 17.52%, respectively, in U.S. dollar terms. The Federal Reserve Board's (the
Fed) decision to pause its monetary tightening campaign, along with double-digit corporate earnings growth that largely surprised investors, helped push U.S. stocks higher during the period. European equities rose even more dramatically, propelled by stronger-than-expected company fundamentals, improved business and consumer sentiment (particularly in Germany and France), as well as a record pace of merger-and-acquisition activity. This helped ratchet up various country indexes, such as Spain's IBEX 35, which surged 44.12% for the period. Notably, the euro strengthened 6.9% versus the U.S. dollar during the period, further improving the returns for European assets.

In the Pacific region, strong earnings growth and benign regional central bank policy proved a favorable combination for equities. India's Sensex Index remained one of the world's leading equity markets, advancing 61.20% for the period. Other strong performers were Indonesia (+68.10%), Singapore (+38.81%) and Australia (+32.29%). Nearly all major Pacific Basin currencies appreciated against the U.S. dollar during the period, with the exception of the New Zealand dollar (down 2.69%). Importantly, Japan's Nikkei, which posted a +19.13% return, was a laggard relative to most other Asia-Pacific equity markets. Although the Japanese equity market benefited from positive investor sentiment that was characteristic of the period, concerns about the Japanese manufacturing sector and the country's export prospects have weighed on returns recently.

What factors most influenced Fund performance during the period?

The Fund's positive results corresponded to impressive performance in many of the world's developed equity markets. Relative to the Reference Portfolio, a significant overweight to Asian equities, especially in India and Singapore, and effective stock selection in the United States helped drive returns. Successful security selection in the energy, industrials and information technology sectors also boosted performance as oil prices continued their ascent. Moreover, growth in Asia, notably in China, continued to fuel demand for raw materials (particularly energy resources) and capital investment in energy-related production.


4       BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Detracting modestly from the Fund's relative performance was its underweight position in European equities, particularly in Spain, as these markets appreciated significantly over the 12 months.

What changes were made to the portfolio during the period?

We trimmed the Fund's U.S. equity exposure from 42% of net assets to 36% and increased exposure to European and Brazilian equities by 5% and 1.5%, respectively. We believe corporate earnings growth rates in the United States will slow and the sustainability of consumer spending will abate.

Overall, our strategy has included reducing the cyclicality of the portfolio and taking profits in stocks that appreciated significantly, notably in the strong-performing materials and energy sectors.

How would you characterize the Fund's position at the close of the period?

At October 31, 2006, the Fund was significantly underweight versus the Reference Portfolio in the United States, relatively neutral in Europe, and overweight in Asia. From a sector perspective, the Fund ended the period overweight in telecommunications, energy, industrials and materials; underweight in consumer discretionary, technology, health care, consumer staples and financials; and with a relatively neutral position in utilities.

With respect to currency exposure, the Fund closed the fiscal year with an underweighting in the U.S. dollar and the euro, a relatively neutral stance on the Japanese yen, and slight overweight positions in the Brazilian real and several Asian currencies.

The Fund currently is diversified across 35 countries worldwide and has the flexibility to invest across all industry sectors, market capitalizations and equity-like securities, which include convertibles and preferred securities. The Fund employs a total return approach as opposed to one that is benchmark driven. As we start a new year, we continue to seek the greatest opportunities that the world's equity markets have to offer, targeting companies that we believe have attractive valuations and superior long-term growth prospects.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Associate Portfolio Manager

November 22, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are no longer subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                     6-Month     Since Inception
As of October 31, 2006                             Total Return    Total Return
================================================================================
Institutional Shares*                                 +2.47%          +20.51%
--------------------------------------------------------------------------------
Investor A Shares*                                    +2.39           +20.21
--------------------------------------------------------------------------------
Investor B Shares*                                    +1.97           +19.31
--------------------------------------------------------------------------------
Investor C Shares*                                    +2.05           +19.41
--------------------------------------------------------------------------------
FTSE World Index**                                    +4.74           +21.24
--------------------------------------------------------------------------------
FTSE World Index (Ex-U.S.)***                         +3.54           +27.50
--------------------------------------------------------------------------------
S&P 500(R) Index****                                  +6.11           +15.03
--------------------------------------------------------------------------------
Reference Portfolio*****                              +5.09           +19.96
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/04/05.
** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Since inception total return is from 11/04/05.
*** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States. Since inception total return is from 11/04/05.
**** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/04/05.
***** The Reference Portfolio is an unmanaged index comprised of 60% of the S&P
      500 Index and 40% of the FTSE World Index (Ex-U.S.). Since inception total return is from 11/04/05.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B & Investor C Shares compared to growth of an investment in the FTSE World Index, S&P 500 Index, the FTSE World Index (ex-U.S) and the Reference Portfolio. Values are from November 4, 2005 to October 2006:

                                                                                                 FTSE World
               Institutional  Investor A   Investor B  Investor C  FTSE World       S&P 500           Index    Reference
                    Shares*+    Shares*+     Shares*+    Shares*+     Index++      Index+++   (Ex-U.S.)++++   Portfolio@
11/04/05**           $10,000     $ 9,475      $10,000     $10,000     $10,000       $10,000         $10,000      $10,000
10/06                $12,051     $11,390      $11,481     $11,841     $12,124       $11,503         $12,750      $11,996

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in the securities of corporate issuers located in North and South America, Europe, Australia and the Far East.
++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
++++ This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
@ The Reference Portfolio is an unmanaged weighted Index comprised 60% of the S&P 500 Index and 40% of the FTSE World Index (Ex-U.S.).

      Past performance is not Indicative of future results.

Aggregate Total Return

--------------------------------------------------------------------------------
                                                                      Return
================================================================================
Institutional Shares
================================================================================
Inception (11/04/05)
to 10/31/06                                                          +20.51%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
Inception (11/04/05)
to 10/31/06                                          +20.21%         +13.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return           Return
                                                  Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
Inception (11/04/05)
to 10/31/06                                          +19.31%         +14.81%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Return           Return
                                                  Without CDSC     With CDSC+++
================================================================================
Investor C Shares++
================================================================================
Inception (11/04/05)
to 10/31/06                                          +19.41%         +18.41%
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                             Expenses Paid
                                                              Beginning                  Ending           During the Period*
                                                            Account Value             Account Value         May 1, 2006 to
                                                             May 1, 2006            October 31, 2006       October 31, 2006
============================================================================================================================
Actual
============================================================================================================================
Institutional                                                   $1,000                  $1,024.70               $ 6.45
----------------------------------------------------------------------------------------------------------------------------
Investor A                                                      $1,000                  $1,023.90               $ 7.74
----------------------------------------------------------------------------------------------------------------------------
Investor B                                                      $1,000                  $1,019.70               $11.63
----------------------------------------------------------------------------------------------------------------------------
Investor C                                                      $1,000                  $1,020.50               $11.69
============================================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================================
Institutional                                                   $1,000                  $1,019.13               $ 6.43
----------------------------------------------------------------------------------------------------------------------------
Investor A                                                      $1,000                  $1,017.86               $ 7.71
----------------------------------------------------------------------------------------------------------------------------
Investor B                                                      $1,000                  $1,013.98               $11.60
----------------------------------------------------------------------------------------------------------------------------
Investor C                                                      $1,000                  $1,013.93               $11.65
----------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Institutional, 1.50% for Investor A, 2.26% for Investor B and 2.27% for Investor C), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Proxy Results

During the six-month period ended October 31, 2006, BlackRock Global Dynamic Equity Fund's shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------
                                                       Shares Voted          Shares Voted             Shares Voted
                                                            For                 Against                 Abstain
------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                        10,740,095              151,940                 145,907
------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                        10,722,748              164,351                 150,843
------------------------------------------------------------------------------------------------------------------


8       BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
Australia--1.5%
               Beverages--0.0%
               Coca-Cola Amatil Ltd.                                 19,300             $    104,017
----------------------------------------------------------------------------------------------------
               Capital Markets--0.3%
               Macquarie Bank Ltd.                                   14,300                  825,505
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.6%
               BHP Billiton Ltd.                                     29,000                  612,602
               Newcrest Mining Ltd.                                  13,200                  243,780
               Rio Tinto Ltd.                                         9,700                  588,876
               Zinifex Ltd.                                          18,300                  214,967
                                                                                        ------------
                                                                                           1,660,225
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.1%
               Woodside Petroleum Ltd.                                6,200                  180,276
----------------------------------------------------------------------------------------------------
               Paper & Forest Products--0.0%
               Great Southern Plantations Ltd.                       43,600                   94,532
----------------------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.5%
               Macquarie Airports                                    89,000                  221,223
               Macquarie Infrastructure Group                       261,600                  684,684
               Sydney Roads Group (a)                               214,800                  189,616
               Transurban Group                                      58,000                  324,266
                                                                                        ------------
                                                                                           1,419,789
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Australia                                            4,284,344
====================================================================================================
Austria--0.0%
               Diversified Telecommunication
               Services--0.0%
               Telekom Austria AG                                     3,900                   97,063
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Austria                                                 97,063
====================================================================================================
Belgium--0.2%
               Leisure Equipment &
               Products--0.2%
               AGFA-Gevaert NV                                       19,220                  484,971
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Belgium                                                484,971
====================================================================================================
Brazil--2.0%
               Chemicals--0.0%
               Braskem SA                                            14,500                  102,580
----------------------------------------------------------------------------------------------------
               Commercial Banks--0.1%
               Uniao de Bancos Brasileiros SA (b)                     2,300                  181,125
----------------------------------------------------------------------------------------------------
               Construction & Engineering--0.1%
               Obrascon Huarte Lain Brasil SA (a)                    16,200                  209,545
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.0%
               Cia Energetica de Minas Gerais (b)                     3,900                  168,909
----------------------------------------------------------------------------------------------------
               Food & Staples Retailing--0.0%
               Cia Brasileira de Distribuicao Grupo
                 Pao de Acucar                                    4,163,000                  124,414
----------------------------------------------------------------------------------------------------
               Food Products--0.1%
               Cosan SA Industria e Comercio (a)                     13,200                  224,982
----------------------------------------------------------------------------------------------------
               IT Services--0.1%
               Datasul (a)                                           29,400                  246,979
----------------------------------------------------------------------------------------------------
               Leisure Equipment &
               Products--0.1%
               Localiza Rent A Car SA                                 7,500                  186,668
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.2%
               Companhia Vale do Rio Doce
                 (Preference  'A' Shares) (b)                        14,200                  308,424
               Usinas Siderurgicas de Minas Gerais SA
                 (Preference  'A' Shares)                             8,100                  275,358
                                                                                        ------------
                                                                                             583,782
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--1.1%
               Petroleo Brasileiro SA (b)                            13,600                1,101,056
               Petroleo Brasileiro SA (b)                            22,900                2,032,604
                                                                                        ------------
                                                                                           3,133,660
----------------------------------------------------------------------------------------------------
               Road & Rail--0.1%
               All America Latina Logistica SA                       37,000                  323,091
----------------------------------------------------------------------------------------------------
               Software--0.0%
               Totvs SA (a)                                           6,100                  128,466
----------------------------------------------------------------------------------------------------
               Water Utilities--0.0%
               Companhia de Saneamento de
                 Minas Gerais                                        17,000                  158,370
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.1%
               Vivo Participacoes SA (b)                             66,500                  232,085
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Brazil                                               6,004,656
====================================================================================================
Canada--1.1%
               Diversified Telecommunication
               Services--0.0%
               BCE, Inc.                                                700                   19,796
----------------------------------------------------------------------------------------------------
               Insurance--0.0%
               Sun Life Financial, Inc.                                 300                   12,615
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.8%
               Alamos Gold, Inc. (a)                                 56,900                  459,071
               Barrick Gold Corp.                                     7,497                  232,407
               Bema Gold Corp. (a)                                  241,500                1,036,582
               Kinross Gold Corp. (a)                                35,700                  471,240
                                                                                        ------------
                                                                                           2,199,300
----------------------------------------------------------------------------------------------------
               Road & Rail--0.3%
               Canadian Pacific Railway Ltd.                         14,500                  818,647
               Canadian Pacific Railway Ltd. (USD)                    3,500                  197,715
                                                                                        ------------
                                                                                           1,016,362
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                               3,248,073
====================================================================================================
Chile--0.0%
               Electric Utilities--0.0%
               Enersis SA (b)                                         8,900                  122,731
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Chile                                                  122,731
====================================================================================================
China--2.0%
               Automobiles--0.0%
               Denway Motors Ltd.                                   161,500                   59,806
----------------------------------------------------------------------------------------------------
               Electrical Equipment--0.1%
               Shanghai Electric Group Corp.                        398,000                  140,220
----------------------------------------------------------------------------------------------------
               Food Products--0.1%
               Chaoda Modern Agriculture Holdings Ltd.              340,000                  205,910
----------------------------------------------------------------------------------------------------
               Industrial Conglomerates--1.0%
               Beijing Enterprises Holdings Ltd.                    414,100                  830,628
               Shanghai Industrial Holdings Ltd.                     77,700                  151,260
               Tianjin Development Holdings Ltd.                  3,024,700                2,030,157
                                                                                        ------------
                                                                                           3,012,045


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006       9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
China (concluded)
               Insurance--0.1%
               China Life Insurance Co. Ltd. (b)                      2,100             $    177,513
               Ping An Insurance Group Co. of China Ltd.             32,200                  111,995
                                                                                        ------------
                                                                                             289,508
----------------------------------------------------------------------------------------------------
               Marine--0.0%
               Xiamen International Port Co. Ltd. (a)               494,100                  114,993
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.4%
               China Shenhua Energy Co. Ltd. Class H                449,300                  790,313
               Yanzhou Coal Mining Co. Ltd.                         615,000                  403,294
                                                                                        ------------
                                                                                           1,193,607
----------------------------------------------------------------------------------------------------
               Road & Rail--0.3%
               Guangshen Railway Co. Ltd.                         1,613,500                  759,323
----------------------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.0%
               Hainan Meilan International
                 Airport Co., Ltd. (a)                               93,400                   41,433
----------------------------------------------------------------------------------------------------
               Total Common Stocks in China                                                5,816,845
====================================================================================================
Finland--0.5%
               Electric Utilities--0.5%
               Fortum Oyj                                            53,757                1,479,242
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Finland                                              1,479,242
====================================================================================================
France--3.9%
               Automobiles--0.8%
               Peugeot SA                                            13,998                  804,138
               Renault SA                                            12,072                1,412,106
                                                                                        ------------
                                                                                           2,216,244
----------------------------------------------------------------------------------------------------
               Commercial Banks--1.1%
               BNP Paribas                                           16,287                1,790,820
               Credit Agricole SA                                    36,381                1,546,695
                                                                                        ------------
                                                                                           3,337,515
----------------------------------------------------------------------------------------------------
               Construction & Engineering--0.3%
               Vinci SA                                               9,300                1,047,498
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.2%
               France Telecom SA                                     31,500                  818,145
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.3%
               Electricite de France                                 15,418                  934,907
----------------------------------------------------------------------------------------------------
               Insurance--0.3%
               Assurances Generales de France (AGF)                   5,778                  811,196
----------------------------------------------------------------------------------------------------
               Machinery--0.3%
               Vallourec                                              3,326                  827,775
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.6%
               Total SA                                              24,343                1,648,219
----------------------------------------------------------------------------------------------------
               Total Common Stocks in France                                              11,641,499
====================================================================================================
Germany--3.0%
               Air Freight & Logistics--0.3%
               Deutsche Post AG                                      31,807                  880,923
----------------------------------------------------------------------------------------------------
               Automobiles--0.2%
               Bayerische Motoren Werke AG                           12,937                  743,022
----------------------------------------------------------------------------------------------------
               Chemicals--0.8%
               BASF AG                                               14,452                1,273,826
               Bayer AG                                              20,121                1,013,099
                                                                                        ------------
                                                                                           2,286,925
----------------------------------------------------------------------------------------------------
               Construction & Engineering--0.3%
               Hochtief AG                                           13,315                  870,095
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.5%
               E.ON AG                                               11,960                1,434,876
----------------------------------------------------------------------------------------------------
               Insurance--0.5%
               Allianz AG Registered Shares                           7,892                1,464,761
----------------------------------------------------------------------------------------------------
               Multi-Utilities--0.4%
               RWE AG                                                11,800                1,166,129
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Germany                                              8,846,731
====================================================================================================
Hong Kong--1.3%
               Commercial Banks--0.3%
               HSBC Holdings Plc                                     40,200                  758,803
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.1%
               Cheung Kong Infrastructure Holdings Ltd.             135,600                  406,249
----------------------------------------------------------------------------------------------------
               Industrial Conglomerates--0.3%
               Hutchison Whampoa Ltd.                               104,300                  925,359
----------------------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.6%
               Cheung Kong Holdings Ltd.                             49,200                  535,195
               Sun Hung Kai Properties Ltd.                          59,900                  655,055
               Wharf Holdings Ltd.                                  127,000                  431,106
                                                                                        ------------
                                                                                           1,621,356
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Hong Kong                                            3,711,767
====================================================================================================
Hungary--0.2%
               Oil, Gas & Consumable
               Fuels--0.2%
               Mol Magyar Olaj-es Gazipari Rt.                        6,868                  682,844
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Hungary                                                682,844
====================================================================================================
India--3.0%
               Automobiles--0.2%
               Bajaj Auto Ltd.                                        5,700                  347,848
               Tata Motors Ltd.                                      15,564                  286,100
                                                                                        ------------
                                                                                             633,948
----------------------------------------------------------------------------------------------------
               Commercial Banks--0.2%
               Karnataka Bank Ltd.                                   30,800                   81,737
               State Bank of India Ltd.                              15,600                  379,572
                                                                                        ------------
                                                                                             461,309
----------------------------------------------------------------------------------------------------
               Construction Materials--0.1%
               Gujarat Ambuja Cements Ltd.                          152,600                  398,190
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.0%
               Reliance Capital Ltd.                                  4,100                   53,269
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.0%
               Reliance Energy Ltd.                                   6,150                   65,898
----------------------------------------------------------------------------------------------------
               Gas Utilities--0.0%
               Reliance Natural Resources Ltd. (a)                   82,000                   46,345
----------------------------------------------------------------------------------------------------
               IT Services--0.3%
               Infosys Technologies Ltd.                             16,900                  786,452
----------------------------------------------------------------------------------------------------


10      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
India (concluded)
               Media--0.2%
               ZEE Telefilms Ltd. (a)                               100,114             $    670,873
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--1.1%
               Hindustan Petroleum Corp.                              8,300                   59,886
               Reliance Industries Ltd.                             116,000                3,158,250
                                                                                        ------------
                                                                                           3,218,136
----------------------------------------------------------------------------------------------------
               Pharmaceuticals--0.0%
               Wockhardt Ltd.                                         6,150                   53,135
----------------------------------------------------------------------------------------------------
               Road & Rail--0.2%
               Container Corp. of India                              13,100                  596,380
----------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance--0.3%
               Housing Development Finance Corp.                     22,700                  737,964
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.4%
               Reliance Communication Ventures Ltd. (a)             140,000                1,177,859
----------------------------------------------------------------------------------------------------
               Total Common Stocks in India                                                8,899,758
====================================================================================================
Ireland--0.4%
               Commercial Banks--0.4%
               Allied Irish Banks Plc                                47,623                1,297,687
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Ireland                                              1,297,687
====================================================================================================
Israel--0.2%
               Communications Equipment--0.1%
               ECI Telecom Ltd. (a)(b)                               58,300                  432,586
----------------------------------------------------------------------------------------------------
               Pharmaceuticals--0.1%
               Teva Pharmaceutical Industries Ltd. (b)                6,225                  205,238
----------------------------------------------------------------------------------------------------
               Software--0.0%
               Ectel Ltd. (a)(b)                                      4,251                   21,680
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Israel                                                 659,504
====================================================================================================
Italy--1.8%
               Commercial Banks--0.5%
               Capitalia SpA                                         92,333                  816,550
               UniCredito Italiano SpA                               87,137                  722,444
                                                                                        ------------
                                                                                           1,538,994
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.6%
               Telecom Italia SpA                                   251,061                  760,063
               Telecom Italia SpA (RNC)                             427,550                1,080,457
                                                                                        ------------
                                                                                           1,840,520
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--0.7%
               ENI SpA                                               68,832                2,075,915
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Italy                                                5,455,429
====================================================================================================
Japan--12.5%
               Auto Components--0.2%
               Toyota Industries Corp.                               15,800                  688,983
----------------------------------------------------------------------------------------------------
               Automobiles--0.7%
               Honda Motor Co., Ltd.                                  7,400                  261,947
               Suzuki Motor Corp.                                    61,200                1,737,284
                                                                                        ------------
                                                                                           1,999,231
----------------------------------------------------------------------------------------------------
               Beverages--0.6%
               Coca-Cola Central Japan Co., Ltd.                         39                  309,119
               Coca-Cola West Holdings Co. Ltd.                      49,075                  916,839
               Hokkaido Coca-Cola Bottling Co., Ltd.                 15,000                   94,267
               Mikuni Coca-Cola Bottling Co., Ltd.                   39,500                  387,722
                                                                                        ------------
                                                                                           1,707,947
----------------------------------------------------------------------------------------------------
               Building Products--0.1%
               Asahi Glass Co., Ltd.                                 29,200                  336,304
----------------------------------------------------------------------------------------------------
               Capital Markets--0.2%
               Nomura Holdings, Inc.                                 38,000                  670,942
----------------------------------------------------------------------------------------------------
               Chemicals--0.6%
               Shin-Etsu Chemical Co., Ltd.                          13,500                  885,341
               Sumitomo Chemical Co., Ltd.                          108,600                  774,421
                                                                                        ------------
                                                                                           1,659,762
----------------------------------------------------------------------------------------------------
               Commercial Banks--1.4%
               The Bank of Fukuoka Ltd.                              75,000                  598,948
               The Bank of Kyoto Ltd.                                54,000                  554,521
               The Bank of Yokohama Ltd.                             61,300                  473,816
               Mitsubishi UFJ Financial Group, Inc.                      40                  502,757
               Shinsei Bank Ltd.                                     71,400                  412,082
               Sumitomo Mitsui Financial Group, Inc.                    135                1,477,491
                                                                                        ------------
                                                                                           4,019,615
----------------------------------------------------------------------------------------------------
               Construction & Engineering--0.5%
               JGC Corp.                                             45,377                  706,524
               Kinden Corp.                                          32,000                  238,861
               Okumura Corp.                                        115,000                  581,121
                                                                                        ------------
                                                                                           1,526,506
----------------------------------------------------------------------------------------------------
               Consumer Finance--0.2%
               Credit Saison Co., Ltd.                               14,700                  531,666
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.7%
               RHJ International (a)                                 65,000                1,223,660
               RHJ International (a)(b)(f)                           41,200                  775,612
                                                                                        ------------
                                                                                           1,999,272
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.3%
               Chubu Electric Power Co., Inc.                        18,600                  515,275
               Hokuriku Electric Power                               23,200                  484,015
                                                                                        ------------
                                                                                             999,290
----------------------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.2%
               Murata Manufacturing Co., Ltd.                        10,000                  699,414
----------------------------------------------------------------------------------------------------
               Food & Staples Retailing--0.4%
               Ministop Co., Ltd.                                     4,200                   72,361
               Seven & I Holdings Co. Ltd.                           30,500                  977,940
                                                                                        ------------
                                                                                           1,050,301
----------------------------------------------------------------------------------------------------
               Food Products--0.2%
               Ajinomoto Co., Inc.                                   40,100                  463,899
               House Foods Corp.                                      5,200                   84,833
                                                                                        ------------
                                                                                             548,732
----------------------------------------------------------------------------------------------------
               Gas Utilities--0.3%
               Tokyo Gas Co., Ltd.                                  195,000                  995,383
----------------------------------------------------------------------------------------------------
               Household Durables--0.1%
               Rinnai Corp.                                           6,600                  187,354
----------------------------------------------------------------------------------------------------
               Household Products--0.1%
               Rohto Pharmaceutical Co., Ltd.                        15,750                  157,695
----------------------------------------------------------------------------------------------------
               Insurance--2.8%
               Aioi Insurance Co., Ltd.                             206,200                1,419,272
               Millea Holdings, Inc.                                 75,000                2,834,424
               Mitsui Sumitomo Insurance Co., Ltd.                  205,030                2,550,713
               Nipponkoa Insurance Co., Ltd.                        187,800                1,494,949
                                                                                        ------------
                                                                                           8,299,358


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      11

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
Japan (concluded)
               Machinery--0.3%
               Fanuc Ltd.                                             2,200             $    190,928
               Kubota Corp.                                          91,800                  802,970
                                                                                        ------------
                                                                                             993,898
----------------------------------------------------------------------------------------------------
               Media--0.2%
               Toho Co., Ltd.                                        34,300                  648,138
----------------------------------------------------------------------------------------------------
               Office Electronics--0.4%
               Canon, Inc.                                           23,000                1,233,038
----------------------------------------------------------------------------------------------------
               Pharmaceuticals--0.8%
               Shionogi & Co., Ltd.                                  17,700                  354,893
               Takeda Pharmaceutical Co., Ltd.                       25,800                1,656,688
               Tanabe Seiyaku Co., Ltd.                              22,100                  272,105
                                                                                        ------------
                                                                                           2,283,686
----------------------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.1%
               NTT Urban Development Co.                                 47                  405,883
----------------------------------------------------------------------------------------------------
               Road & Rail--0.2%
               East Japan Railway Co.                                    85                  594,502
----------------------------------------------------------------------------------------------------
               Tobacco--0.2%
               Japan Tobacco, Inc.                                      130                  566,885
----------------------------------------------------------------------------------------------------
               Trading Companies &
               Distributors--0.3%
               Mitsubishi Corp.                                      48,800                  942,995
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.4%
               NTT DoCoMo, Inc.                                         810                1,239,708
               Okinawa Cellular Telephone Co.                            15                   36,040
                                                                                        ------------
                                                                                           1,275,748
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Japan                                               37,022,528
====================================================================================================
Malaysia--0.7%
               Diversified Telecommunication
               Services--0.0%
               Telekom Malaysia Bhd                                  28,400                   68,036
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.2%
               Tenaga Nasional Bhd                                  245,841                  673,076
----------------------------------------------------------------------------------------------------
               Food Products--0.3%
               IOI Corp. Bhd                                        158,500                  746,393
----------------------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--0.0%
               Malakoff Bhd                                          11,700                   31,552
----------------------------------------------------------------------------------------------------
               Tobacco--0.1%
               British American Tobacco Malaysia Bhd                 29,000                  335,455
----------------------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.0%
               PLUS Expressways Bhd                                  83,900                   66,155
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.1%
               Maxis Communications Bhd                              52,800                  129,380
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Malaysia                                             2,050,047
====================================================================================================
Mexico--0.6%
               Beverages--0.2%
               Fomento Economico Mexicano,
                 SA de CV (b)                                         6,000                  580,140
----------------------------------------------------------------------------------------------------
               Media--0.4%
               Grupo Televisa, SA (b)                                42,250                1,042,730
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Mexico                                               1,622,870
====================================================================================================
Netherlands--0.8%
               Diversified Financial
               Services--0.5%
               ING Groep NV CVA                                      33,356                1,477,692
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.3%
               Mittal Steel Co. NV                                   20,718                  889,263
----------------------------------------------------------------------------------------------------
               Total Common Stocks in the Netherlands                                      2,366,955
====================================================================================================
New Zealand--0.1%
               Diversified Telecommunication
               Services--0.0%
               Telecom Corp. of New Zealand Ltd.                     32,300                  101,041
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.1%
               Contact Energy Ltd.                                   26,900                  134,241
----------------------------------------------------------------------------------------------------
               Total Common Stocks in New Zealand                                            235,282
====================================================================================================
Norway--0.4%
               Diversified Telecommunication
               Services--0.1%
               Telenor ASA                                           11,000                  173,746
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--0.3%
               Statoil ASA                                           39,826                1,006,792
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Norway                                               1,180,538
====================================================================================================
Peru--0.1%
               Metals & Mining--0.1%
               Southern Copper Corp.                                  3,400                  174,692
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Peru                                                   174,692
====================================================================================================
Singapore--2.0%
               Commercial Banks--0.1%
               Oversea-Chinese Banking Corp.                         80,000                  359,712
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.5%
               Singapore Telecommunications Ltd.                    821,960                1,399,148
----------------------------------------------------------------------------------------------------
               Health Care Providers &
               Services--0.1%
               Parkway Holdings Ltd.                                223,500                  397,672
----------------------------------------------------------------------------------------------------
               Industrial Conglomerates--0.7%
               Fraser and Neave Ltd.                                270,500                  771,467
               Keppel Corp. Ltd.                                    110,300                1,119,437
                                                                                        ------------
                                                                                           1,890,904
----------------------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.5%
               CapitaLand Ltd.                                      287,600                1,006,822
               Keppel Land Ltd.                                     154,300                  545,125
                                                                                        ------------
                                                                                           1,551,947
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.1%
               MobileOne Ltd.                                       310,100                  394,397
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Singapore                                            5,993,780
====================================================================================================


12      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
South Africa--0.2%
               Metals & Mining--0.1%
               Gold Fields Ltd. (b)                                  14,900             $    249,724
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--0.1%
               Sasol Ltd.                                             5,100                  175,025
----------------------------------------------------------------------------------------------------
               Total Common Stocks in South Africa                                           424,749
====================================================================================================
South Korea--2.7%
               Commercial Banks--0.3%
               Daegu Bank                                            14,600                  241,719
               Hana Financial Group, Inc.                             5,700                  262,844
               Kookmin Bank                                           3,000                  238,472
               Pusan Bank                                            19,000                  243,990
                                                                                        ------------
                                                                                             987,025
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.5%
               KT Corp. (b)                                          58,200                1,302,516
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.2%
               Korea Electric Power Corp.                            16,100                  621,958
----------------------------------------------------------------------------------------------------
               Electrical Equipment--0.1%
               LS Cable Ltd.                                          7,000                  294,189
----------------------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.0%
               Fine DNC Co., Ltd.                                    19,300                   94,324
----------------------------------------------------------------------------------------------------
               Food Products--0.2%
               CJ Corp.                                               3,800                  429,504
               Nong Shim Co., Ltd.                                      400                  108,676
                                                                                        ------------
                                                                                             538,180
----------------------------------------------------------------------------------------------------
               Insurance--0.3%
               Dongbu Insurance Co., Ltd.                            10,700                  254,938
               Korean Reinsurance Co.                                41,100                  464,542
               Meritz Fire & Marine Insurance Co. Ltd.               42,200                  264,240
                                                                                        ------------
                                                                                             983,720
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.5%
               POSCO                                                  3,100                  860,334
               POSCO (b)                                              9,400                  662,888
                                                                                        ------------
                                                                                           1,523,222
----------------------------------------------------------------------------------------------------
               Multiline Retail--0.0%
               Lotte Shopping Co. (a)(b)(f)                           3,100                   58,730
----------------------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury
               Goods--0.1%
               Cheil Industries, Inc.                                 4,200                  174,731
----------------------------------------------------------------------------------------------------
               Tobacco--0.4%
               KT&G Corp.                                            18,100                1,117,984
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.1%
               SK Telecom Co., Ltd.                                     900                  195,330
----------------------------------------------------------------------------------------------------
               Total Common Stocks in South Korea                                          7,891,909
====================================================================================================
Spain--0.4%
               Commercial Banks--0.4%
               Banco Bilbao Vizcaya Argentaria SA                    44,758                1,080,805
----------------------------------------------------------------------------------------------------
               Transportation Infrastructure--0.0%
               Cintra Concesiones de Infraestructuras
                 de Transporte SA                                     6,000                   91,971
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Spain                                                1,172,776
====================================================================================================
Sweden--1.0%
               Commercial Banks--0.3%
               Svenska Handelsbanken Class A                         30,863                  799,095
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.5%
               Investor AB                                           66,138                1,483,490
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.2%
               TeliaSonera AB                                       102,575                  745,623
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Sweden                                               3,028,208
====================================================================================================
Switzerland--1.6%
               Capital Markets--1.2%
               Credit Suisse Group                                   34,539                2,082,252
               UBS AG                                                25,234                1,507,083
                                                                                        ------------
                                                                                           3,589,335
----------------------------------------------------------------------------------------------------
               Insurance--0.4%
               Swiss Reinsurance Registered Shares                   14,952                1,225,919
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Switzerland                                          4,815,254
====================================================================================================
Taiwan--1.0%
               Commercial Banks--0.2%
               Chinatrust Financial Holding Co.                     431,000                  312,924
               SinoPac Financial Holdings Co., Ltd.                 226,000                  114,147
               Taishin Financial Holdings Co., Ltd. (a)             186,400                   95,547
                                                                                        ------------
                                                                                             522,618
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.1%
               Fubon Financial Holding Co. Ltd.                     285,200                  232,361
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.4%
               Chunghwa Telecom Co Ltd.                             127,900                  219,175
               Chunghwa Telecom Co. Ltd. (b)                         47,634                  871,226
                                                                                        ------------
                                                                                           1,090,401
----------------------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.2%
               Delta Electronics, Inc.                              222,045                  627,500
----------------------------------------------------------------------------------------------------
               Insurance--0.1%
               Cathay Financial Holding Co., Ltd.                   246,308                  477,621
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Taiwan                                               2,950,501
====================================================================================================
Thailand--0.8%
               Commercial Banks--0.3%
               Siam Commercial Bank PCL
                 Foreign Shares                                     460,000                  814,991
----------------------------------------------------------------------------------------------------
               Construction Materials--0.1%
               Siam Cement PCL Foreign Shares                        41,400                  300,168
               Siam City Cement PCL Foreign Shares                    7,600                   50,960
                                                                                        ------------
                                                                                             351,128
----------------------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.0%
               Hana Microelectronics PCL                            123,100                   90,595
----------------------------------------------------------------------------------------------------
               Food Products--0.0%
               Thai Union Frozen Products PCL
                 Foreign Shares                                      38,800                   26,440
----------------------------------------------------------------------------------------------------
               Household Durables--0.1%
               Land and Houses PCL Foreign Shares                   446,100                  105,179
----------------------------------------------------------------------------------------------------


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      13

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
Thailand (concluded)
               Oil, Gas & Consumable
               Fuels--0.2%
               PTT Exploration & Production PCL                     107,900             $    320,575
               PTT PCL                                               61,800                  373,958
                                                                                        ------------
                                                                                             694,533
----------------------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.1%
               Airports of Thailand PCL                             162,900                  288,613
               Bangkok Expressway PCL Foreign Shares                 58,400                   37,408
                                                                                        ------------
                                                                                             326,021
----------------------------------------------------------------------------------------------------
               Total Common Stocks in Thailand                                             2,408,887
====================================================================================================
United Kingdom--7.5%
               Aerospace & Defense--0.4%
               BAE Systems Plc                                      140,519                1,124,463
----------------------------------------------------------------------------------------------------
               Beverages--0.3%
               Diageo Plc (b)                                        10,400                  774,488
----------------------------------------------------------------------------------------------------
               Commercial Banks--2.4%
               Barclays Plc                                         163,969                2,212,923
               HBOS Plc                                             118,832                2,464,002
               HSBC Holdings Plc                                    125,263                2,375,130
                                                                                        ------------
                                                                                           7,052,055
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.0%
               Guinness Peat Group Plc                               82,720                  136,309
----------------------------------------------------------------------------------------------------
               Food Products--0.4%
               Cadbury Schweppes Plc                                 25,500                1,035,045
----------------------------------------------------------------------------------------------------
               Insurance--0.9%
               Aviva Plc                                            107,384                1,587,521
               Prudential Plc                                        94,831                1,162,255
                                                                                        ------------
                                                                                           2,749,776
----------------------------------------------------------------------------------------------------
               Media--0.1%
               NTL, Inc.                                             10,850                  293,275
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.9%
               Royal Dutch Shell Plc Class B                         71,042                2,545,006
----------------------------------------------------------------------------------------------------
               Pharmaceuticals--0.6%
               GlaxoSmithKline Plc                                   73,031                1,950,354
----------------------------------------------------------------------------------------------------
               Specialty Retail--0.3%
               Kesa Electricals Plc                                 131,708                  881,227
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--1.2%
               Vodafone Group Plc                                 1,160,190                2,987,728
               Vodafone Group Plc (b)                                22,049                  569,967
                                                                                        ------------
                                                                                           3,557,695
----------------------------------------------------------------------------------------------------
               Total Common Stocks in the United Kingdom                                  22,099,693
====================================================================================================
United States--31.7%
               Aerospace & Defense--0.1%
               Boeing Co.                                               200                   15,972
               General Dynamics Corp.                                 1,900                  135,090
               Lockheed Martin Corp.                                    200                   17,386
               Northrop Grumman Corp.                                   300                   19,917
               Raytheon Co.                                             400                   19,980
                                                                                        ------------
                                                                                             208,345
----------------------------------------------------------------------------------------------------
               Air Freight & Logistics--0.1%
               FedEx Corp.                                            1,500                  171,810
----------------------------------------------------------------------------------------------------
               Airlines--0.0%
               AMR Corp. (a)                                            400                   11,336
----------------------------------------------------------------------------------------------------
               Beverages--0.4%
               The Coca-Cola Co.                                     15,200                  710,144
               Constellation Brands, Inc. Class A (a)                10,700                  294,143
               Molson Coors Brewing Co. Class B                       4,400                  313,192
               PepsiAmericas, Inc.                                    1,400                   28,630
                                                                                        ------------
                                                                                           1,346,109
----------------------------------------------------------------------------------------------------
               Biotechnology--0.0%
               Amgen, Inc. (a)                                        1,100                   83,501
----------------------------------------------------------------------------------------------------
               Capital Markets--0.4%
               Ameriprise Financial, Inc.                               300                   15,450
               The Bank of New York Co., Inc.                        12,500                  429,625
               The Bear Stearns Cos., Inc.                              100                   15,135
               Goldman Sachs Group, Inc.                                100                   18,979
               Knight Capital Group, Inc. Class A (a)                20,800                  387,920
               Lehman Brothers Holdings, Inc.                         1,400                  108,976
               Mellon Financial Corp.                                 1,200                   46,560
               Morgan Stanley                                           200                   15,286
                                                                                        ------------
                                                                                           1,037,931
----------------------------------------------------------------------------------------------------
               Chemicals--0.1%
               E.I. du Pont de Nemours & Co.                          6,300                  288,540
               PPG Industries, Inc.                                     300                   20,520
               Tronox, Inc. Class B                                   2,359                   30,856
                                                                                        ------------
                                                                                             339,916
----------------------------------------------------------------------------------------------------
               Commercial Banks--0.6%
               Fifth Third Bancorp                                    8,400                  334,740
               National City Corp.                                      500                   18,625
               Santander BanCorp                                      1,200                   22,440
               Wachovia Corp.                                         7,400                  410,700
               Wells Fargo & Co.                                     24,000                  870,960
                                                                                        ------------
                                                                                           1,657,465
----------------------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--0.0%
               Waste Management, Inc.                                   400                   14,992
----------------------------------------------------------------------------------------------------
               Communications Equipment--1.6%
               3Com Corp. (a)                                       174,800                  849,528
               Cisco Systems, Inc. (a)                              100,600                2,427,478
               Comverse Technology, Inc. (a)                          3,400                   74,018
               Extreme Networks, Inc. (a)                            14,600                   55,480
               JDS Uniphase Corp. (a)                                 6,748                   98,077
               Motorola, Inc.                                        58,100                1,339,786
               Tellabs, Inc. (a)                                      4,500                   47,430
                                                                                        ------------
                                                                                           4,891,797
----------------------------------------------------------------------------------------------------


14      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
United States (continued)
               Computers & Peripherals--1.0%
               Hewlett-Packard Co.                                   13,200             $    511,368
               International Business Machines Corp.                 13,700                1,264,921
               Lexmark International, Inc. Class A (a)                9,600                  610,464
               Sun Microsystems, Inc. (a)                            86,000                  466,980
                                                                                        ------------
                                                                                           2,853,733
----------------------------------------------------------------------------------------------------
               Construction & Engineering--0.6%
               Chicago Bridge & Iron Co. NV                           2,700                   66,312
               Foster Wheeler Ltd. (a)                               37,600                1,690,120
                                                                                        ------------
                                                                                           1,756,432
----------------------------------------------------------------------------------------------------
               Containers & Packaging--0.2%
               Crown Holdings, Inc. (a)                              13,200                  256,608
               Smurfit-Stone Container Corp. (a)                     17,400                  185,484
                                                                                        ------------
                                                                                             442,092
----------------------------------------------------------------------------------------------------
               Diversified Consumer
               Services--0.1%
               Career Education Corp. (a)                            14,900                  331,972
----------------------------------------------------------------------------------------------------
               Diversified Financial
               Services--1.0%
               Bank of America Corp.                                 18,550                  999,288
               CIT Group, Inc.                                          200                   10,410
               Citigroup, Inc.                                       36,300                1,820,808
               JPMorgan Chase & Co.                                   4,300                  203,992
               Leucadia National Corp.                                  400                   10,548
                                                                                        ------------
                                                                                           3,045,046
----------------------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--1.1%
               AT&T, Inc.                                            25,400                  869,950
               BellSouth Corp.                                        8,300                  374,330
               Cincinnati Bell, Inc. (a)                              9,000                   42,210
               Embarq Corp.                                           1,835                   88,722
               General Communication, Inc. Class A (a)               15,300                  200,583
               Qwest Communications International
                 Inc. (a)                                             1,800                   15,534
               Verizon Communications, Inc.                          45,200                1,672,400
               Windstream Corp.                                       9,291                  127,473
                                                                                        ------------
                                                                                           3,391,202
----------------------------------------------------------------------------------------------------
               Electric Utilities--0.4%
               Mirant Corp. (a)                                      15,300                  452,421
               PPL Corp.                                             16,800                  579,936
                                                                                        ------------
                                                                                           1,032,357
----------------------------------------------------------------------------------------------------
               Energy Equipment & Services--1.1%
               Baker Hughes, Inc.                                     1,600                  110,480
               ENSCO International, Inc.                              6,300                  308,511
               GlobalSantaFe Corp.                                   12,900                  669,510
               Halliburton Co.                                       10,000                  323,500
               Key Energy Services, Inc. (a)                         20,000                  280,000
               National Oilwell Varco, Inc. (a)                       4,225                  255,190
               Schlumberger Ltd.                                     13,800                  870,504
               Tidewater, Inc.                                        2,500                  124,325
               Transocean, Inc. (a)                                   2,400                  174,096
               Weatherford International Ltd. (a)                     5,000                  205,400
                                                                                        ------------
                                                                                           3,321,516
----------------------------------------------------------------------------------------------------
               Food & Staples Retailing--0.4%
               CVS Corp.                                              8,400                  263,592
               The Kroger Co.                                           800                   17,992
               SUPERVALU Inc.                                         5,391                  180,059
               Safeway, Inc.                                            600                   17,616
               Senomyx, Inc. (a)                                     12,600                  194,292
               Wal-Mart Stores, Inc.                                  4,300                  211,904
               Walgreen Co.                                           4,300                  187,824
                                                                                        ------------
                                                                                           1,073,279
----------------------------------------------------------------------------------------------------
               Food Products--0.2%
               Archer Daniels Midland Co.                               300                   11,550
               ConAgra Foods, Inc.                                   13,200                  345,180
               Sara Lee Corp.                                        10,700                  182,970
                                                                                        ------------
                                                                                             539,700
----------------------------------------------------------------------------------------------------
               Health Care Equipment &
               Supplies--0.3%
               Bausch & Lomb, Inc.                                    7,000                  374,780
               Baxter International, Inc.                             5,200                  239,044
               Boston Scientific Corp. (a)                            7,950                  126,485
                                                                                        ------------
                                                                                             740,309
----------------------------------------------------------------------------------------------------
               Health Care Providers &
               Services --1.2%
               Aetna, Inc.                                            8,800                  362,736
               AmerisourceBergen Corp.                                3,300                  155,760
               Cardinal Health, Inc.                                    200                   13,090
               Caremark Rx, Inc.                                      5,725                  281,842
               Cigna Corp.                                            1,810                  211,734
               HCA, Inc.                                              5,825                  294,279
               Health Management Associates, Inc.
                 Class A                                              2,000                   39,400
               HealthSouth Corp. (a)                                  6,660                  161,505
               Humana, Inc. (a)                                       6,400                  384,000
               Manor Care, Inc.                                       6,650                  319,133
               McKesson Corp.                                           400                   20,036
               Medco Health Solutions, Inc. (a)                       5,500                  294,250
               Tenet Healthcare Corp. (a)                            26,400                  186,384
               Triad Hospitals, Inc. (a)                              3,900                  144,417
               UnitedHealth Group, Inc.                               9,725                  474,386
               WellPoint, Inc. (a)                                    4,525                  345,348
                                                                                        ------------
                                                                                           3,688,300
----------------------------------------------------------------------------------------------------
               Hotels, Restaurants &
               Leisure--0.9%
               Darden Restaurants, Inc.                                 300                   12,570
               McDonald's Corp.                                      28,100                1,177,952
               Panera Bread Co. Class A (a)                          21,300                1,316,340
               Tim Hortons, Inc.                                      3,791                  109,588
               Wendy's International, Inc.                            2,800                   96,880
                                                                                        ------------
                                                                                           2,713,330
----------------------------------------------------------------------------------------------------
               Household Products--0.1%
               The Procter & Gamble Co.                               5,700                  361,323
----------------------------------------------------------------------------------------------------
               IT Services--0.0%
               Accenture Ltd. Class A                                   400                   13,164
----------------------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--0.3%
               The AES Corp. (a)                                     13,200                  290,268
               Dynegy, Inc. Class A (a)                              26,500                  161,120
               TXU Corp.                                              7,400                  467,162
                                                                                        ------------
                                                                                             918,550


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      15

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
United States (continued)
               Industrial Conglomerates--2.1%
               General Electric Co. (h)                             110,300             $  3,872,633
               McDermott International, Inc. (a)                     33,450                1,495,215
               Tyco International Ltd.                               30,400                  894,672
                                                                                        ------------
                                                                                           6,262,520
----------------------------------------------------------------------------------------------------
               Insurance--4.2%
               ACE Ltd.                                              20,000                1,145,000
               The Allstate Corp.                                     9,700                  595,192
               American International Group, Inc.                    52,700                3,539,859
               Assurant, Inc.                                         6,100                  321,226
               Bristol West Holdings, Inc.                            3,400                   47,328
               Chubb Corp.                                              300                   15,945
               Darwin Professional Underwriters, Inc. (a)             3,400                   76,500
               Endurance Specialty Holdings Ltd.                     28,000                  998,200
               Everest Re Group Ltd.                                  2,400                  238,032
               Genworth Financial, Inc. Class A                         500                   16,720
               Hartford Financial Services Group, Inc.                5,200                  453,284
               IPC Holdings, Ltd.                                    18,500                  555,740
               Lincoln National Corp.                                   200                   12,662
               Loews Corp.                                              500                   19,460
               Marsh & McLennan Cos., Inc.                            6,700                  197,248
               Platinum Underwriters Holdings Ltd.                   15,300                  456,858
               Prudential Financial, Inc.                             3,100                  238,483
               RenaissanceRe Holdings Ltd.                           10,800                  587,520
               The St. Paul Travelers Cos., Inc.                     21,500                1,099,295
               W.R. Berkley Corp.                                       300                   11,058
               XL Capital Ltd. Class A                               26,300                1,855,465
                                                                                        ------------
                                                                                          12,481,075
----------------------------------------------------------------------------------------------------
               Internet & Catalog Retail--0.0%
               Liberty Media Holding Corp.--
                 Interactive (a)                                      3,425                   75,590
----------------------------------------------------------------------------------------------------
               Internet Software &
               Services--0.2%
               eBay, Inc. (a)                                        15,000                  481,950
----------------------------------------------------------------------------------------------------
               Leisure Equipment &
               Products--0.1%
               Mattel, Inc.                                           7,100                  160,673
----------------------------------------------------------------------------------------------------
               Life Sciences Tools &
               Services--0.1%
               Waters Corp. (a)                                       3,100                  154,380
----------------------------------------------------------------------------------------------------
               Machinery--0.0%
               Cummins, Inc.                                            100                   12,698
               Eaton Corp.                                              300                   21,729
                                                                                        ------------
                                                                                              34,427
----------------------------------------------------------------------------------------------------
               Media--0.6%
               CBS Corp. Class B                                      2,600                   75,244
               Comcast Corp. Class A (a)                             23,300                  947,611
               Discovery Holding Co. (a)                              1,800                   26,712
               Liberty Global, Inc. (a)                               1,816                   47,652
               Liberty Global, Inc. Series C (a)                      1,842                   46,842
               Liberty Media Holding Corp.--Capital (a)                685                   61,006
               The McGraw-Hill Cos., Inc.                               200                   12,834
               Omnicom Group                                            200                   20,290
               Time Warner, Inc.                                     11,800                  236,118
               Viacom, Inc. Class B (a)                               5,350                  208,222
               Walt Disney Co.                                          400                   12,584
                                                                                        ------------
                                                                                           1,695,115
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.6%
               Alcoa, Inc.                                           36,800                1,063,888
               Freeport-McMoRan Copper & Gold, Inc.
                 Class B (a)                                          8,200                  495,936
               Newmont Mining Corp.                                   7,300                  330,471
               Nucor Corp.                                              200                   11,682
                                                                                        ------------
                                                                                           1,901,977
----------------------------------------------------------------------------------------------------
               Multi-Utilities--0.1%
               CMS Energy Corp. (a)                                  15,400                  229,306
               PG&E Corp.                                               300                   12,942
                                                                                        ------------
                                                                                             242,248
----------------------------------------------------------------------------------------------------
               Multiline Retail--0.0%
               JC Penney Co., Inc.                                      200                   15,046
               Kohl's Corp. (a)                                         300                   21,180
               Nordstrom, Inc.                                          300                   14,205
               Sears Holdings Corp. (a)                                 100                   17,447
                                                                                        ------------
                                                                                              67,878
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--3.5%
               Alon USA Energy, Inc.                                  1,700                   47,719
               Arch Coal, Inc.                                        1,000                   34,630
               Chevron Corp.                                         15,600                1,048,320
               ConocoPhillips                                        15,100                  909,624
               Consol Energy, Inc.                                    3,400                  120,326
               Devon Energy Corp.                                     3,650                  243,966
               El Paso Corp.                                        145,900                1,998,830
               Exxon Mobil Corp. (h)                                 49,200                3,513,864
               Foundation Coal Holdings, Inc.                         2,600                   95,446
               Hess Corp.                                             5,500                  233,200
               Marathon Oil Corp.                                     5,200                  449,280
               Murphy Oil Corp.                                       7,600                  358,416
               Noble Energy, Inc.                                     3,900                  189,657
               Occidental Petroleum Corp.                            12,600                  591,444
               Pogo Producing Co.                                     7,000                  313,250
               Stone Energy Corp. (a)                                 5,000                  194,850
               Williams Cos., Inc.                                    1,100                   26,873
                                                                                        ------------
                                                                                          10,369,695
----------------------------------------------------------------------------------------------------
               Paper & Forest Products--0.2%
               International Paper Co.                               13,800                  460,230
----------------------------------------------------------------------------------------------------
               Personal Products--0.1%
               Avon Products, Inc.                                    7,200                  218,952
----------------------------------------------------------------------------------------------------
               Pharmaceuticals--2.4%
               Abbott Laboratories                                    9,500                  451,345
               Andrx Corp. (a)                                        6,700                  164,753
               Bristol-Myers Squibb Co.                              11,700                  289,575
               Eli Lilly & Co.                                        6,600                  369,666
               Johnson & Johnson                                     31,700                2,136,580
               King Pharmaceuticals, Inc. (a)                           900                   15,057
               Merck & Co., Inc.                                     16,750                  760,785
               Pfizer, Inc.                                          54,800                1,460,420
               Schering-Plough Corp.                                 19,600                  433,944
               Valeant Pharmaceuticals International                 17,500                  326,900
               Watson Pharmaceuticals, Inc. (a)                       3,350                   90,149
               Wyeth                                                 11,400                  581,742
                                                                                        ------------
                                                                                           7,080,916
----------------------------------------------------------------------------------------------------


16      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country        Industry      Common Stocks                             Held                 Value
====================================================================================================
United States (continued)
               Real Estate Investment
               Trusts (REITs)--0.1%
               Friedman Billings Ramsey Group, Inc.
                 Class A                                             41,500             $    316,645
               Ventas, Inc.                                           3,100                  120,838
                                                                                        ------------
                                                                                             437,483
----------------------------------------------------------------------------------------------------
               Road & Rail--1.3%
               CSX Corp.                                             30,300                1,080,801
               Norfolk Southern Corp.                                11,600                  609,812
               Union Pacific Corp.                                   24,000                2,175,120
                                                                                        ------------
                                                                                           3,865,733
----------------------------------------------------------------------------------------------------
               Semiconductors & Semiconductor
               Equipment--0.3%
               Agere Systems, Inc. (a)                                2,800                   47,544
               Cirrus Logic, Inc. (a)                                12,600                   88,956
               Freescale Semiconductor, Inc. Class B (a)                500                   19,665
               Genesis Microchip, Inc. (a)                           10,600                  108,650
               Intel Corp.                                           25,500                  544,170
               Micron Technology, Inc. (a)                              700                   10,115
                                                                                        ------------
                                                                                             819,100
----------------------------------------------------------------------------------------------------
               Software--2.0%
               Borland Software Corp. (a)                             6,900                   38,088
               CA, Inc.                                              72,200                1,787,672
               Microsoft Corp. (h)                                  108,000                3,100,680
               Novell, Inc. (a)                                     103,100                  618,600
               TIBCO Software, Inc. (a)                              29,600                  273,800
                                                                                        ------------
                                                                                           5,818,840
----------------------------------------------------------------------------------------------------
               Specialty Retail--0.0%
               Best Buy Co., Inc.                                       200                   11,050
               Limited Brands                                           500                   14,735
               Office Depot, Inc. (a)                                   300                   12,597
               Staples, Inc.                                            400                   10,316
               TJX Cos., Inc.                                           600                   17,370
                                                                                        ------------
                                                                                              66,068
----------------------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury
               Goods--0.0%
               Hanesbrands, Inc. (a)                                  1,350                   31,860
               Unifi, Inc. (a)                                       38,100                  105,537
                                                                                        ------------
                                                                                             137,397
----------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance--0.2%
               Accredited Home Lenders Holding Co. (a)                  126                    3,856
               Countrywide Financial Corp.                              500                   19,060
               Fannie Mae                                             8,475                  502,228
               Washington Mutual, Inc.                                3,640                  153,972
                                                                                        ------------
                                                                                             679,116
----------------------------------------------------------------------------------------------------
               Tobacco--0.3%
               Alliance One International, Inc. (a)                   7,100                   34,222
               Altria Group, Inc.                                     9,300                  756,369
               Loews Corp.--Carolina Group                             300                   17,346
               Reynolds American, Inc.                                  200                   12,632
                                                                                        ------------
                                                                                             820,569
----------------------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.5%
               Macquarie Infrastructure Co. Trust                    48,700                1,452,721
----------------------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.6%
               Alltel Corp.                                          13,400                  714,354
               Sprint Nextel Corp.                                   60,000                1,121,400
                                                                                        ------------
                                                                                           1,835,754
----------------------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                   93,605,914
====================================================================================================
               Total Common Stocks
               (Cost--$226,336,640)--85.2%                                               251,777,727
====================================================================================================

                             Preferred Stocks
====================================================================================================
United States--0.2%
               Thrifts & Mortgage Finance--0.2%
               Fannie Mae Series 2004-1, 5.375% (c)                       5                  483,124
----------------------------------------------------------------------------------------------------
               Total Preferred Stocks
               (Cost--$460,000)--0.2%                                                        483,124
====================================================================================================

                             Exchange-Traded Funds
====================================================================================================
Brazil--0.5%
               iShares MSCI Brazil (Free) Index Fund                 38,000                1,595,240
----------------------------------------------------------------------------------------------------
               Total Exchange-Traded Funds in Brazil                                       1,595,240
====================================================================================================
South Korea--1.2%
               iShares MSCI South Korea Index Fund                   76,100                3,595,725
----------------------------------------------------------------------------------------------------
               Total Exchange-Traded Funds in South Korea                                  3,595,725
====================================================================================================
United States--1.6%
               Consumer Staples Select Sector
                 SPDR Fund                                           37,600                  971,208
               Health Care Select Sector SPDR Fund                   37,900                1,262,070
               iShares Dow Jones US Telecommunica-
                 tions Sector Index Fund                             15,400                  440,902
               Telecom HOLDRs Trust                                   4,900                  167,482
               Utilities Select Sector SPDR Fund                     51,500                1,843,700
----------------------------------------------------------------------------------------------------
               Total Exchange-Traded Funds in the United States                            4,685,362
====================================================================================================
               Total Exchange-Traded Funds
               (Cost--$9,202,532)--3.3%                                                    9,876,327
====================================================================================================

                             Mutual Funds (a)
====================================================================================================
Vietnam--0.5%
               Diversified Financial Services--0.5%
               Vietnam Enterprise Investments
                 Ltd.--C Shares                                     552,000                  552,000
               Vietnam Opportunity Fund Ltd.                        340,440                  840,887
----------------------------------------------------------------------------------------------------
               Total Mutual Funds
               (Cost--$1,367,767)--0.5%                                                    1,392,887
====================================================================================================


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      17

Schedule of Investments (continued)                            (in U.S. dollars)

====================================================================================================
Fixed Income Securities
----------------------------------------------------------------------------------------------------
                                                                       Face
Country        Industry      Corporate Bonds                         Amount                 Value
====================================================================================================
Canada--0.0%
               Metals & Mining--0.0%
               Bema Gold Corp., 3.25%
                 due 2/25/2011 (c)                           USD     30,000             $     32,545
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in Canada                                                32,545
====================================================================================================
China--0.4%
               Automobiles--0.1%
               Brilliance China Finance Ltd., 0%
                 due 6/07/2011 (c)(e)                               170,000                  170,221
----------------------------------------------------------------------------------------------------
               Food Products--0.1%
               Chaoda Modern Agriculture
                 Holdings Ltd., 0%
                 due 5/08/2011 (c)(e)                        HKD  2,780,000                  366,391
----------------------------------------------------------------------------------------------------
               Industrial Conglomerates--0.2%
               Beijing Enterprises Investment
                 Ltd., 0% due 12/21/2010 (c)(e)              USD    445,000                  513,975
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in China                                              1,050,587
====================================================================================================
Hong Kong--0.1%
               Real Estate Management &
               Development--0.1%
               Hongkong Land CB 2005 Ltd., 2.75%
                 due 12/21/2012 (c)                                 200,000                  223,750
----------------------------------------------------------------------------------------------------
               Trading Companies &
               Distributors--0.0%
               Noble Group Ltd., 0.90%
                 due 4/20/2009 (c)                                   80,000                   82,700
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in Hong Kong                                            306,450
====================================================================================================
India--0.5%
               Automobiles--0.3%
               Tata Motors Ltd., 1% due 4/27/2011 (c)               755,000                  890,900
----------------------------------------------------------------------------------------------------
               Metals & Mining--0.0%
               Gujarat NRE Coke Ltd., 0%
                 due 4/12/2011 (c)(e)                               100,000                   84,500
----------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance--0.2%
               Housing Development Finance Corp.,
                 0% due 9/27/2010 (c)(e)                            400,000                  473,673
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in India                                              1,449,073
====================================================================================================
Malaysia--0.2%
               Diversified Financial Services--0.1%
               Feringghi Capital Ltd., 0%
                 due 12/22/2009 (c)(e)                              300,000                  311,625
----------------------------------------------------------------------------------------------------
               Food Products--0.0%
               IOI Investment Bhd, 0%
                 due 9/18/2009 (c)(e)                                40,000                   63,004
----------------------------------------------------------------------------------------------------
               Multi-Utilities--0.1%
               YTL Power Finance Cayman Ltd.,
                 0% due 5/09/2010 (c)(e)                            200,000                  213,500
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in Malaysia                                             588,129
====================================================================================================
Taiwan--0.1%
               Construction Materials--0.1%
               Taiwan Cement Corp., 0%
                 due 3/03/2009 (c)(e)                               200,000                  288,000
----------------------------------------------------------------------------------------------------
               Insurance--0.0%
               Shin Kong Financial Holding Co. Ltd.,
                 0% due 6/17/2009 (c)(e)                             20,000                   21,225
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in Taiwan                                               309,225
====================================================================================================
United States--0.2%
               Biotechnology--0.0%
               Cell Genesys, Inc., 3.125%
                 due 11/01/2011 (c)                                  90,000                   73,125
               Nabi Biopharmaceuticals, 2.875%
                 due 4/15/2025 (c)                                   50,000                   45,500
                                                                                        ------------
                                                                                             118,625
----------------------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--0.2%
               McMoRan Exploration Co., 5.25%
                 due 10/06/2011 (c)                                 480,000                  537,600
----------------------------------------------------------------------------------------------------
               Total Corporate Bonds in the United States                                    656,225
====================================================================================================
               Total Corporate Bonds
               (Cost--$4,132,627)--1.5%                                                    4,392,234
====================================================================================================

                             Structured Notes (e)
====================================================================================================
Germany--0.5%
               Goldman Sachs & Co. (DAX Linked
                 Notes), 0% due 10/19/2007                        1,500,000                1,567,744
----------------------------------------------------------------------------------------------------
               Total Structured Notes in Germany                                           1,567,744
====================================================================================================
Japan--3.3%
               Goldman Sachs & Co.:
                   (TOPIX Linked Notes), 0%
                     due 7/30/2007                                1,800,000                2,062,825
                   (TOPIX Linked Notes), 0%
                     due 8/03/2007                                1,800,000                2,009,923
                   (TOPIX Linked Notes), 0%
                     due 1/28/2008                                4,000,000                3,820,008
                   (TOPIX Linked Notes), 0%
                     due 2/16/2008                                1,000,000                  934,842
                   (TOPIX Linked Notes), Series B,
                     0% due 1/31/2007                               807,000                  844,640
----------------------------------------------------------------------------------------------------
               Total Structured Notes in Japan                                             9,672,238
====================================================================================================
Taiwan--0.3%
               UBS AG (Gold Linked Notes):
                   0% due 4/23/2008                                 520,000                  530,556
                   0% due 4/28/2008                                 510,000                  527,697
----------------------------------------------------------------------------------------------------
               Total Structured Notes in Taiwan                                            1,058,253
====================================================================================================
United States--2.6%
               Morgan Stanley (Bear Market Plus
                 S&P 500 Index Linked Notes),
                 0% due 3/05/2008                                 8,336,000                7,667,453
----------------------------------------------------------------------------------------------------
               Total Structured Notes in the United States                                 7,667,453
====================================================================================================
               Total Structured Notes
               (Cost--$20,281,397)--6.7%                                                  19,965,688
====================================================================================================
               Total Fixed Income Securities
               (Cost--$24,414,024)--8.2%                                                  24,357,922
====================================================================================================


18      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                 Beneficial
Country                      Short-Term Securities                 Interest                Value
====================================================================================================
United States--4.1%
               BlackRock Liquidity Series, LLC Cash
                 Sweep Series I, 5.22% (d)(g)                USD 12,236,629             $ 12,236,629
----------------------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$12,236,629)--4.1%                                                  12,236,629
====================================================================================================

                                                                  Number of
                             Options Purchased                    Contracts
====================================================================================================
               Call Options Purchased
               Financial Select Sector SPDR Fund,
                 expiring December 2006 at USD 35                        18                    1,980
               Technology Select Sector SPDR,
                 expiring December 2006 at USD 22                        16                    1,760
----------------------------------------------------------------------------------------------------
               Total Options Purchased
               (Premiums Paid--$1,479)--0.0%                                                   3,740
====================================================================================================
               Total Investments
               (Cost--$274,019,071)--101.5%                                              300,128,356
====================================================================================================

                             Options Written
====================================================================================================
               Call Options Written
               3Com Corp.:
                   expiring January 2007 at USD 5                       178                   (8,010)
                   expiring January 2008 at USD 5                     1,428                 (128,520)
               Andrx Corp., expiring January 2007
                 at USD 15                                               35                  (34,300)
               Bausch & Lomb, Inc.:
                   expiring January 2007 at USD 50                       35                  (17,850)
                   expiring January 2008 at USD 45                       35                  (48,300)
               Borland Software Corp., expiring
                 January 2007 at USD 7.5                                 69                     (345)
               CA, Inc., expiring January 2007 at USD 30                 30                     (300)
               CBS Corp. Class B, expiring
                 January 2007 at USD 27.5                                26                   (5,460)
               Career Education Corp.:
                   expiring January 2007 at USD 30                       51                   (1,275)
                   expiring January 2007 at USD 35                       60                     (600)
               Chicago Bridge & Iron Co. NV,
                 expiring January 2007 at USD 25                         27                   (3,915)
               Cirrus Logic, Inc., expiring January 2007
                 at USD 7.5                                             104                   (4,160)
               Cisco Systems, Inc., expiring January 2007
                 at USD 17.5                                            169                 (117,793)
               Comverse Technology, Inc., expiring
                 January 2007 at USD 25                                  17                     (935)
               eBay, Inc.:
                   expiring January 2008 at USD 20                       78                 (106,860)
                   expiring January 2008 at USD 25                       72                  (73,440)
               El Paso Corp., expiring January 2008
                 at USD 15                                               84                  (13,020)
               Extreme Networks, Inc., expiring
                 January 2007 at USD 5                                  120                     (600)
               Fannie Mae, expiring January 2007
                 at USD 50                                               12                  (12,720)
               Intel Corp., expiring January 2007
                 at USD 25                                               25                     (250)
               Knight Capital Group, Inc. Class A,
                 expiring January 2007 at USD 10                        208                 (212,160)
               Lexmark International, Inc. Class A,
                 expiring January 2007 at USD 50                         62                  (89,280)
               Mattel, Inc., expiring January 2007
                 at USD 15                                               48                  (37,440)
               McDermott International, Inc.:
                   expiring January 2007 at USD 23.333                  200                 (654,000)
                   expiring January 2007 at USD 26.666                   23                  (64,515)
               McDonald's Corp., expiring January 2007
                 at USD 35                                              201                 (140,700)
               Molson Coors Brewing Co. Class B,
                 expiring January 2007 at USD 60                         11                  (12,980)
               Motorola, Inc.:
                   expiring January 2007 at USD 22.5                    282                  (46,530)
                   expiring January 2008 at USD 20                      241                 (127,730)
               Murphy Oil Corp., expiring January 2007
                 at USD 50                                               35                   (4,725)
               Norfolk Southern Corp., expiring
                 January 2007 at USD 40                                  53                  (66,780)
               Novell, Inc., expiring January 2007
                 at USD 7.5                                           1,001                  (10,010)
               Panera Bread Co. Class A:
                   expiring January 2008 at USD 50                       90                 (162,900)
                   expiring January 2008 at USD 55                       25                  (37,250)
                   expiring January 2008 at USD 60                       72                  (84,960)
               Pfizer, Inc., expiring January 2007
                 at USD 25                                               68                  (13,940)
               Sprint Nextel Corp., expiring
                 January 2008 at USD 22.5                               251                  (28,865)
               TIBCO Software, Inc., expiring
                 January 2007 at USD 7.5                                189                  (35,910)
               Tellabs, Inc., expiring January 2007
                 at USD 12.5                                             45                   (1,350)
               Tenet Healthcare Corp., expiring
                 January 2007 at USD 7.5                                 70                   (3,150)
               Tyco International Ltd., expiring
                 January 2007 at USD 25                                  30                  (13,500)
               Valeant Pharmaceuticals International,
                 expiring January 2007 at USD 15                        142                  (56,800)
               Vodafone Group Plc, expiring
                 January 2007 at USD 20                                  65                  (37,050)
               Wendy's International, Inc., expiring
                 January 2007 at USD 45                                  17                  (49,300)
----------------------------------------------------------------------------------------------------
               Total Options Written
               (Premiums Received--$1,624,604)--(0.9%)                                    (2,570,478)
====================================================================================================
               Total Investments, Net of Options Written
               (Cost--$272,394,467*)--100.6%                                             297,557,878

               Liabilities in Excess of Other Assets--(0.6%)                              (1,862,986)
                                                                                        ------------
               Net Assets--100.0%                                                       $295,694,892
                                                                                        ============


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      19

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $273,199,180
                                                                   ============
      Gross unrealized appreciation .............................  $ 30,541,042
      Gross unrealized depreciation .............................    (6,182,344)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 24,358,698
                                                                   ============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c)   Convertible security.
(d)   Represents the current yield as of October 31, 2006.
(e)   Represents a zero-coupon bond.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                        $12,236,629          $694,755
      --------------------------------------------------------------------------

(h) All or a portion of security held as collateral in connection with open financial futures contracts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps entered into as of October 31, 2006 were as follows:

                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      -------------------------------------------------------------------------
      Bought credit default protection on
      DaimlerChrysler NA Holding Corp. and
      pay 0.53%

      Broker, JPMorgan Chase
      Expires June 2011                                $160,000    $       (499)

      Bought credit default protection on
      Carnival Corp. and pay 0.25%

      Broker, JPMorgan Chase
      Expires September 2011                           $310,000             818

      Bought credit default protection on
      Whirlpool Corp. and pay 0.48%

      Broker, JPMorgan Chase
      Expires September 2011                           $103,000            (837)

      Bought credit default protection on
      McDonald's Corp. and pay 0.16%

      Broker, JPMorgan Chase
      Expires September 2011                           $103,000            (115)

      Bought credit default protection on
      JC Penney Co., Inc. and pay 0.53%

      Broker, JPMorgan Chase
      Expires September 2011                           $103,000            (407)
      -------------------------------------------------------------------------
      Total                                                        $     (1,040)
                                                                   ============

o Financial futures contracts purchased as of October 31, 2006 were as follows:

      --------------------------------------------------------------------------------------------------
                                                                                             Unrealized
      Number of                                           Expiration           Face         Appreciation
      Contracts         Issue              Exchange          Date              Value       (Depreciation)
      --------------------------------------------------------------------------------------------------
          6       Dax Index 25 Euro          Eurex         December
                                          Deutschland        2006           $ 1,157,474     $     47,393

         55         DJ Euro Stoxx            Eurex         December
                                          Deutschland        2006             2,719,938           96,363

         19        FTSE 100 Index            LIFFE         December
                                                             2006             2,157,200           68,340

         20        MSCI Singapore          Singapore       November
                       IX Ets                                2006               852,879          (13,208)

         44         S&P 500 Index           Chicago        December
                                                             2006            14,714,375          500,827

         33       S&P TSE 60 Index         Montreal        December
                                                             2006             3,930,578          212,972

         10         SPI 200 Index           Sydney         December
                                                             2006               998,614           39,205

         24             MSCI               Singapore       November
                    Taiwan Index                              2006              707,952           (8,832)

         52          TOPIX Index             Tokyo         December
                                                             2006             7,173,755              115
      --------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net                                                    $    943,175
                                                                                            ============

o     Currency Abbreviations:

      HKD    Hong Kong Dollar
      USD    U.S. Dollar

      See Notes to Financial Statements.


20      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Statement of Assets and Liabilities

As of October 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$261,780,963)                        $   287,887,987
            Investments in affiliated securities, at value (identified cost--$12,236,629) ...                            12,236,629
            Options purchased, at value (premiums paid--$1,479) .............................                                 3,740
            Unrealized appreciation on swaps ................................................                                   818
            Foreign cash (cost--$30,539) ....................................................                                30,593
            Cash on deposit for financial futures contracts .................................                               776,595
            Receivables:
               Beneficial interest sold .....................................................    $     1,384,202
               Dividends ....................................................................            307,826
               Securities sold ..............................................................            240,385
               Options ......................................................................            111,811
               Interest .....................................................................              7,594          2,051,818
                                                                                                 ---------------
            Prepaid expenses ................................................................                                62,883
                                                                                                                    ---------------
            Total assets ....................................................................                           303,051,063
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received--$1,624,604) .......................                             2,570,478
            Bank overdraft ..................................................................                                93,998
            Unrealized depreciation on swaps ................................................                                 1,858
            Deferred foreign capital gain tax ...............................................                               352,210
            Payables:
               Securities purchased .........................................................          3,312,385
               Beneficial interest redeemed .................................................            468,830
               Investment adviser ...........................................................            213,457
               Distributor ..................................................................            118,695
               Variation margin .............................................................             14,224
               Other affiliates .............................................................              1,854
               Swaps ........................................................................                356          4,129,801
                                                                                                 ---------------
            Accrued expenses and other liabilities ..........................................                               207,826
                                                                                                                    ---------------
            Total liabilities ...............................................................                             7,356,171
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ......................................................................                       $   295,694,892
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value, unlimited shares of
             beneficial interest authorized .................................................                       $       892,669
            Investor A Shares of beneficial interest, $.10 par value, unlimited shares of
             beneficial interest authorized .................................................                               555,794
            Investor B Shares of beneficial interest, $.10 par value, unlimited shares of
             beneficial interest authorized .................................................                               154,405
            Investor C Shares of beneficial interest, $.10 par value, unlimited shares of
             beneficial interest authorized .................................................                               865,811
            Paid-in capital in excess of par ................................................                           260,601,872
            Undistributed investment income--net ............................................    $     1,476,620
            Undistributed realized capital gains--net .......................................          5,393,753
            Unrealized appreciation--net ....................................................         25,753,968
                                                                                                 ---------------
            Total accumulated earnings--net .................................................                            32,624,341
                                                                                                                    ---------------
            Net Assets ......................................................................                       $   295,694,892
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional--Based on net assets of $107,419,043 and 8,926,688 shares of
             beneficial interest outstanding ................................................                       $         12.03
                                                                                                                    ===============
            Investor A--Based on net assets of $66,714,437 and 5,557,935 shares of
             beneficial interest outstanding ................................................                       $         12.00
                                                                                                                    ===============
            Investor B--Based on net assets of $18,394,661 and 1,544,053 shares of
             beneficial interest outstanding ................................................                       $         11.91
                                                                                                                    ===============
            Investor C--Based on net assets of $103,166,751 and 8,658,108 shares of
             beneficial interest outstanding ................................................                       $         11.92
                                                                                                                    ===============

      See Notes to Financial Statements.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      21

Statement of Operations

For the Period November 4, 2005+ to October 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $213,978 foreign withholding tax) .............................                       $     4,067,340
            Interest (including $694,755 from affiliates) ...................................                               843,974
                                                                                                                    ---------------
            Total income ....................................................................                             4,911,314
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................    $     1,721,900
            Service and distribution fees--Investor C .......................................            706,968
            Offering costs ..................................................................            215,941
            Custodian fees ..................................................................            199,239
            Service and distribution fees--Investor B .......................................            151,891
            Service fees--Investor A ........................................................            132,223
            Accounting services .............................................................            108,881
            Registration fees ...............................................................             55,062
            Transfer agent fees--Investor C .................................................             54,323
            Trustees' fees and expenses .....................................................             44,637
            Transfer agent fees--Institutional ..............................................             40,657
            Transfer agent fees--Investor A .................................................             34,078
            Printing and shareholder reports ................................................             22,238
            Professional fees ...............................................................             18,359
            Pricing fees ....................................................................             12,751
            Transfer agent fees--Investor B .................................................             11,825
            Other ...........................................................................             24,083
                                                                                                 ---------------
            Total expenses ..................................................................                             3,555,056
                                                                                                                    ---------------
            Investment income--net ..........................................................                             1,356,258
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net (including $39,933 foreign capital gain tax and $61,176 increase from payment by affiliate in order to resolve a regulatory issue
                relating to an investment) ..................................................          4,362,212
               Financial futures contracts--net .............................................          1,060,423
               Option written--net ..........................................................            (68,080)
               Swaps--net ...................................................................               (735)
               Foreign currency transactions--net ...........................................            135,948          5,489,768
                                                                                                 ---------------
            Unrealized appreciation/depreciation on:
               Investments--net (including $352,210 deferred foreign capital gain tax) ......         25,757,075
               Financial futures contracts--net .............................................            943,175
               Options written--net .........................................................           (945,874)
               Swaps--net ...................................................................             (1,040)
               Foreign currency transactions--net ...........................................                632         25,753,968
                                                                                                 ----------------------------------
            Total realized and unrealized gain--net .........................................                            31,243,736
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ............................                       $    32,599,994
                                                                                                                    ===============

+     Commencement of operations.

      See Notes to Financial Statements.


22      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Statement of Changes in Net Assets

                                                                                                                     For the Period
                                                                                                                   November 4, 2005+
                                                                                                                     to October 31,
Increase (Decrease) in Net Assets:                                                                                        2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................................    $     1,356,258
            Realized gain--net .................................................................................          5,489,768
            Unrealized appreciation--net .......................................................................         25,753,968
                                                                                                                    ---------------
            Net increase in net assets resulting from operations ...............................................         32,599,994
                                                                                                                    ---------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Institutional ...................................................................................            (48,822)
               Investor A ......................................................................................            (64,464)
               Investor B ......................................................................................            (16,793)
               Investor C ......................................................................................            (64,924)
                                                                                                                    ---------------
            Net decrease in net assets resulting from dividends to shareholders ................................           (195,003)
                                                                                                                    ---------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions ...........................        263,175,017
                                                                                                                    ---------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fees ....................................................................................             14,884
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .......................................................................        295,594,892
            Beginning of period ................................................................................            100,000
                                                                                                                    ---------------
            End of period* .....................................................................................    $   295,694,892
                                                                                                                    ===============
               * Undistributed investment income--net ..........................................................    $     1,476,620
                                                                                                                    ===============

+     Commencement of operations.

      See Notes to Financial Statements.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      23

Financial Highlights

                                                                      For the Period November 4, 2005+ to October 31, 2006
The following per share data and ratios have been derived     ----------------------------------------------------------------------
from information provided in the financial statements.        Institutional      Investor A        Investor B        Investor C
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........    $  10.00          $  10.00          $  10.00          $  10.00
                                                                --------------------------------------------------------------------
            Investment income--net** .......................         .12               .10               .02               .02
            Realized and unrealized gain--net*** ...........        1.93              1.92              1.91              1.92
                                                                --------------------------------------------------------------------
            Total from investment operations ...............        2.05              2.02              1.93              1.94
                                                                --------------------------------------------------------------------
            Less dividends from investment income--net .....        (.02)             (.02)             (.02)             (.02)
                                                                --------------------------------------------------------------------
            Net asset value, end of period .................    $  12.03          $  12.00          $  11.91          $  11.92
                                                                ====================================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............       20.51%@****       20.21%@****       19.31%@****       19.41%@****
                                                                ====================================================================
====================================================================================================================================
Ratios to Average Net Assets*
------------------------------------------------------------------------------------------------------------------------------------
            Expenses .......................................        1.26%             1.51%             2.27%             2.27%
                                                                ====================================================================
            Investment income--net .........................        1.14%              .93%              .18%              .16%
                                                                ====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......    $107,419          $ 66,714          $ 18,395          $103,167
                                                                ====================================================================
            Portfolio turnover .............................       37.53%            37.53%            37.53%            37.53%
                                                                ====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
**** In 2006, approximately +.03% of the Fund's total investment return consisted of a payment by Fund Asset Management, L.P. in order to resolve a regulatory issue relating to an investment.
+     Commencement of operations.
++ Total investment return excludes the effects of sales charges. Effective December 28, 2005, Institutional Shares are no longer subject to any front-end sales charge.
@     Aggregate total investment return.

      See Notes to Financial Statements.


24      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Global Equity Opportunities Fund was renamed BlackRock Global Dynamic Equity Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Prior to commencement of operations on November 4, 2005, the Fund had no operations other than those relating to organizational matters and the issue of the 10,000 shares of beneficial interest of the Fund to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by each Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Long positions traded in the OTC markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      25
in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities,


26      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006
      or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs -- Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(k) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $219,350 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $96,015 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses, foreign currency transactions and


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      27
foreign taxes paid. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into a separate Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .85%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with both BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to 37% of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service   Distribution
                                                          Fee         Fee
--------------------------------------------------------------------------------
Investor A .......................................        .25%         --
Investor B .......................................        .25%        .75%
Investor C .......................................        .25%        .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provide service fees and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the period November 4, 2005 to October 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD            MLPF&S
--------------------------------------------------------------------------------
Institutional ..............................        $      422        $    2,750
Investor A .................................        $  131,445        $1,637,378
--------------------------------------------------------------------------------

For the period November 4, 2005 to October 31, 2006, FAMD paid MLPF&S contingent deferred sales charges of $1,992 and $21,727 relating to transactions in Investor B and Investor C Shares, respectively.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


28      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ......................................................        $ 54
Investor A .........................................................        $ 77
Investor B .........................................................        $ 23
Investor C .........................................................        $116
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM and MLIM, LLC was the security lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

FAM reimbursed the Fund $61,176 in order to resolve a regulatory issue relating to an investment.

In addition, MLPF&S received $58,222 in commissions on the execution of portfolio security transactions for the Fund for the period November 4, 2005 to October 31, 2006.

Effective September 29, 2006, PFPC, Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the period November 4, 2005 to October 31, 2006, the Fund reimbursed FAM and the Manager $3,793 and $387 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period November 4, 2005 to October 31, 2006, were $330,045,660 and $72,719,485, respectively.

Transactions in call options written for the period November 4, 2005+ to October 31, 2006 were as follows:

-------------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
-------------------------------------------------------------------------------
Outstanding call options written, beginning of period        --              --
Options written .....................................     7,157     $ 1,994,098
Options exercised ...................................       (82)        (16,676)
Options expired .....................................       (16)        (11,530)
Options closed ......................................      (975)       (341,288)
                                                       ------------------------
Outstanding call options written, end of period .....     6,084     $ 1,624,604
                                                       ========================

Transactions in put options written for the period November 4, 2005+ to October 31, 2006 were as follows:

-------------------------------------------------------------------------------
                                                          Number of    Premiums
                                                          Contracts    Received
-------------------------------------------------------------------------------
Outstanding put options written, beginning of period          --             --
Options written ....................................          34       $ 36,304
Options expired ....................................         (34)       (36,304)
                                                        -----------------------
Outstanding put options written, end of period .....          --       $     --
                                                        =======================

+     Commencement of operations.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $263,175,017 for the period November 4, 2005 to October 31, 2006.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Period                                   Dollar
Nov. 4, 2005+ to Oct. 31, 2006                      Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        9,718,591     $ 105,011,388
Shares issued to shareholders in
  reinvestment of dividends ................            4,279            44,541
                                                -------------------------------
Total issued ...............................        9,722,870       105,055,929
Shares redeemed ............................         (798,682)       (8,895,400)
                                                -------------------------------
Net increase ...............................        8,924,188     $  96,160,529
                                                ===============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

-------------------------------------------------------------------------------
Investor A Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                      Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        6,540,964     $  68,913,138
Shares issued to shareholders in
  reinvestment of dividends ................            5,477            57,011
                                                -------------------------------
Total issued ...............................        6,546,441        68,970,149
Shares redeemed ............................         (991,006)      (10,951,407)
                                                -------------------------------
Net increase ...............................        5,555,435     $  58,018,742
                                                ===============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      29

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor B Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                      Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        1,820,428     $  19,213,369
Shares issued to shareholders in
  reinvestment of dividends ................            1,370            14,251
                                                -------------------------------
Total issued ...............................        1,821,798        19,227,620
Shares redeemed ............................         (280,245)       (3,168,311)
                                                -------------------------------
Net increase ...............................        1,541,553     $  16,059,309
                                                ===============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

-------------------------------------------------------------------------------
Investor C Shares for the Period                                      Dollar
Nov. 4, 2005+ to Oct. 31, 2006                      Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        9,288,328     $  99,958,030
Shares issued to shareholders in
  reinvestment of dividends ................            5,454            56,719
                                                -------------------------------
Total issued ...............................        9,293,782       100,014,749
Shares redeemed ............................         (638,174)       (7,078,312)
                                                -------------------------------
Net increase ...............................        8,655,608     $  92,936,437
                                                ===============================

+ Prior to November 4, 2005 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006, and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the period November 23, 2005 to October 31, 2006.

6. Commitments:

At October 31, 2006, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $314,000 and $169,000, respectively.

7. Distribution to Shareholders:

The tax character of distributions paid during the period November 4, 2005 to October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                                  11/04/2005+ to
                                                                    10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................................        $195,003
                                                                        --------
Total taxable distributions ....................................        $195,003
                                                                        ========

+     Commencement of operations.

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ...........................    $ 8,061,979
Undistributed long-term capital gains -- net ...................        159,801
                                                                    -----------
Total undistributed earnings -- net ............................      8,221,780
Capital loss carryforward ......................................             --
Unrealized gains -- net ........................................     24,402,561*
                                                                    -----------
Total accumulated earnings -- net ..............................    $32,624,341
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

8. Plan of Reorganization:

On November 30, 2006, the Fund's Trustees approved a plan of reorganization, whereby the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock Global Value Fund, Inc. in exchange for newly issued shares of the Fund, subject to that Fund's shareholders' approval and certain other conditions.


30      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Global Dynamic Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Dynamic Equity Fund (formerly Merrill Lynch Global Equity Opportunities Fund) as of October 31, 2006, and the related statements of operations and of changes in net assets, and the financial highlights for the period November 4, 2005 (commencement of operations) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dynamic Equity Fund as of October 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the period November 4, 2005 through October 31, 2006, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Dynamic Equity Fund to shareholders of record on December 12, 2005:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ...........................    94.28%*

Dividends Qualifying for the Dividends Received
  Deduction for Corporations ........................................    49.81%*
--------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      31

Disclosure of Investment Advisory Agreement

Disclosure of FAM Management Agreement

The Board of Trustees of the Fund met in May 2006 to consider approval of the Fund's management agreement with Fund Asset Management, L.P. ("FAM"), the Fund's manager at that time.

Activities and Composition of the Board

All but one member of the Board is an independent trustee, whose only affiliation with FAM or other Merrill Lynch affiliates was as a trustee of the Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

FAM Management Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement and any sub-advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board

In the period prior to the Board meeting to consider renewal of the management agreement and any sub-advisory agreement, the Board requests and receives materials specifically relating to the management agreement and/or sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the manager and its affiliates of the management agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the manager concerning investment advisory fees charged to other clients, such as retail offshore funds, under similar investment mandates. Since the sub-advisory services were provided by an affiliate of FAM, and no additional fee is paid for these services, the Board considered the existing sub-advisory agreement and the management agreement between the Fund and FAM (the "FAM Management Agreement") together. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of fund brokerage fees (including the related benefits to the manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager, the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.


32      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Certain Specific Renewal Data

In connection with the renewal of the FAM Management Agreement and the sub-advisory agreement in May 2006, the independent trustees' and the Board's review included the following:

Services Provided by the Manager -- The Board reviewed the nature, extent and quality of services provided by FAM and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds as classified by Lipper and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the FAM Management Agreement.

FAM's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stattman (the Fund's senior portfolio manager) has more than 20 years of experience in portfolio management. The Board considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Fund and concluded that the Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, the Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing FAM Management Agreement and sub-advisory agreement, concluding that the management fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      33

Disclosure of New Investment Advisory Agreement

New BlackRock Management Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Manager"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new management agreement (the "BlackRock Management Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Management Agreement and it became effective on September 29, 2006, replacing the management agreement with the Previous Manager (the "Previous Management Agreement").

The Board discussed the BlackRock Management Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Management Agreement at an in-person meeting held on May 12, 2006.

To assist the Board in its consideration of the BlackRock Management Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Management Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Manager, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Management Agreement.

In connection with the Board's review of the BlackRock Management Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Manager and that other arrangements between the Previous Manager and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered managers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable


34      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006
      best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Manager (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Management Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Management Agreement, but would remain the same;

o that in May 2005, the Board had performed an initial review of the Previous Management Agreement, as required by the 1940 Act, and had determined that the Previous Manager had the capabilities, resources and personnel necessary to provide the advisory and administrative services to be provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Previous Manager in light of the services provided, the costs to the Previous Manager of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Management Agreement and related agreements and all costs of shareholder approval of the BlackRock Management Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Management Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Management Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Management Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In May 2005, prior to the Board meeting to consider the initial approval of the Previous Management Agreement, the Board had requested and received materials specifically relating to the Previous Management Agreement. These materials included (a) information compiled by Lipper on the expected fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on the Fund's portfolio management team and the investment strategies to be used by the Fund; and (c) information on payments expected to be received by the Investment Adviser and its affiliates from the Fund.

In their deliberations, the trustees considered information received in connection with their initial consideration of the Previous Management Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      35
with their evaluation of the terms and conditions of the BlackRock Management Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Management Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Manager, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Manager's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Manager and the Fund received services as part of the Merrill Lynch complex. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Management Agreement were expected to be as good as or better than that provided under the Previous Management Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Manager and its affiliates with those of BlackRock. The trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Management Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with their initial consideration of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The information showed that the Fund had expected fees and expenses within the range of fees and expenses of comparable funds. The Board also considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but


36      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Management Agreement is substantially similar to the Previous Management Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Management Agreement. The trustees noted that in conjunction with their initial deliberations concerning the Previous Management Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with the initial consideration of the Previous Management Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable in relation to the services provided and that no changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Management Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Manager was experiencing such benefits under the Previous Management Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Previous Management Agreement, and their discussions with management of the Previous Manager and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Fund. While the Board reviews performance data at least quarterly, consistent with the Previous Manager's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      37

Disclosure of New Investment Advisory Agreement (concluded)

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Management Agreement, concluding that the management fee rate was reasonable in relation to the services provided and that the BlackRock Management Agreement was in the best interests of the shareholders. In approving the BlackRock Management Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") between BlackRock Advisors and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Management Agreement became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays each Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Management Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Management Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the pertinent BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


38      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

Officers and Trustees

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Trustee               Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers, L.P. ("MLIM")
                                                 and its affiliates ("MLIM/FAM-advised funds") from
                                                 2005 to 2006 and Chief Investment Officer thereof
                                                 from 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") since 2001; President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person" as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      2005 to  Professor Emeritus of Finance, School of Business,    47 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 66                              tional Consultant, Urban Institute, Washington,
                                                 D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard Business School since 1989;        47 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from 1985 to                   Inc.
            Age: 54                              1989; Associate Professor, Graduate School of                         (manufactur-
                                                 Business Administration, University of Michigan                       ing)
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2005 to  Self-employed consultant since 2001; Counsel of       47 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser) in   49 Portfolios
            08543-9095                           2000; General Counsel, Director and Secretary of
            Age: 61                              Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB Partners,
                                                 Inc. since 2000; and Director of Covenant House
                                                 from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2005 to  President, Middle East Institute, from 1995 to        47 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States          49 Portfolios
            08543-9095                           Foreign Service, from 1961 to 1995 and Career
            Age: 71                              Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      39

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      2005 to  Professor of Finance from 1984 to 1995; Dean from     47 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of New      49 Portfolios   Inc.
            08543-9095                           York University's Leonard N. Stern School of                          (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2005 to  Self-employed financial consultant since 1994;        47 Funds        None
Zinbarg***  Princeton, NJ               present  Executive Vice President of the Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to 1994;
            Age: 72                              Former Director of Prudential Reinsurance Company
                                                 and former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Trustees and the Audit Committee.
            ***   Mr. Zinbarg is expected to retire from the Board of Trustees effective January 1, 2007.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Dan         P.O. Box 9011  Vice         2006 to  Director of BlackRock, Inc. since 2006; Director of MLIM from 2000 to 2006; Vice
Chamby      Princeton, NJ  President    present  President of MLIM from 1993 to 2000.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Dennis      P.O. Box 9011  Vice         2005 to  Managing Director of BlackRock, Inc. since 2006; Managing Director (Equities) of
Stattman    Princeton, NJ  President    present  MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2005 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


40      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      41

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


42      BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK GLOBAL DYNAMIC EQUITY FUND            OCTOBER 31, 2006      43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock Global Dynamic Equity Fund
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                      #GDE-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $36,000
                                  Fiscal Year Ending October 31, 2005 - NA

         The nature of the services relate to the seed audit.

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - NA

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $10,068
                                  Fiscal Year Ending October 31, 2005 - NA

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2005 - NA

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Dynamic Equity Fund


By: /s/ Robert C. Doll
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Dynamic Equity Fund

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Dynamic Equity Fund

Date: January 3, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Global Dynamic Equity Fund

Date: January 3, 2007